CBA MONEY FUND



Annual Report

February 28, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.



CBA Money Fund
Box 9011
Princeton, NJ 08543-9011                            #11676 -- 2/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



CBA Money Fund
Dear Shareholder:

For the year ended February 28, 1998, CBA Money Fund paid shareholders a net annualized dividend of 5.12%.* For the six-month period ended February 28, 1998, the Fund's net annualized dividend was 5.04%.* The Fund's 7-day yield as of February 28, 1998 was 4.99%.

The average portfolio maturity for CBA Money Fund at February 28, 1998 was 78 days compared to 83 days at August 31, 1997.

The Environment
During the six months ended February 28, 1998, investors focused on the implications that the financial crisis in Asia would have on economic growth worldwide. In the United States, sentiment fluctuated between a variety of outlooks. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity. Industrial activity is beginning to slow, but the slowdown has not spread to other sectors of the economy. We continue to have a constructive view on the market, expecting growth to moderate and inflation to remain under control.

The Federal Open Market Committee did not ease monetary policy at its meeting in early February. Subsequently, in his Humphrey-Hawkins testimony before Congress, Federal Reserve Board Chairman Alan Greenspan indicated that monetary policy might remain steady for some time. This raised concerns among US bond investors who had expected imminent monetary policy easing. As 1998 progresses, it is likely that investor focus will remain on developments in Asia, their potential impact on the US economy and the Federal Reserve Board's response to any changes in the US economy.

The portfolio's composition at the end of the February period and as of our last report is detailed below:

                                   2/28/98            8/31/97

Bank Notes                          15.6%               6.9%
Certificates of Deposit              2.8                3.1
Certificates of Deposit --
European                             1.3                1.3
Certificates of Deposit --
Yankee+                             11.8                8.6
Commercial Paper                    39.4               44.2
Corporate Notes                     11.4               12.8
Master Notes &
Funding Agreements                   2.7                2.9
US Government &
Agency Obligations                  15.3               16.8
Repurchase Agreements                2.1                2.9
Other Assets Less
Liabilities                          --                 0.5
Liabilities in Excess of
Other Assets                        (2.4)                --
                            ------------       ------------
                                   100.0%             100.0%
                            ============       ============
+US branches of foreign banks.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



In Conclusion
We appreciate your continued support of CBA Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/MARIE HEUMILLER
Marie Heumiller
Vice President and Portfolio Manager

April 1, 1998



We are pleased to announce that Marie Heumiller is responsible for the day-to-day management of CBA Money Fund. Ms. Heumiller has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1992 as Vice President and Portfolio Manager.

Officers and Trustees

Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Kevin J. McKenna -- Senior Vice President
Joseph T. Monagle, Jr. -- Senior Vice President
Donald C. Burke -- Vice President
Marie Heumiller -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CBA account, call (800) 247-6400.





CBA Money Fund
Schedule of Investments as of February 28, 1998                      (in Thousands)

                            Face          Interest        Maturity          Value
Issue                      Amount          Rate*            Date          (Note 1a)

                         Bank Notes -- 15.6%

American Express          $19,000          5.585%+         2/12/99         $19,000
Centurion Bank              7,300          5.575+          3/19/99           7,300
Bank of America N.T.       10,000          5.93            6/24/98          10,004
& S.A.                     13,000          5.64+           6/30/98          12,996
The Bank of New York       14,000          5.94            6/30/98          14,006
Comerica Bank,             13,000          5.535+          2/02/99          12,995
Detroit                     8,500          5.525+          2/09/99           8,496
FCC National Bank          18,000          5.55+           2/23/99          17,988
First National Bank        10,000          5.80            7/30/98          10,000
of Chicago                 10,000          5.88            8/26/98          10,005
                            7,000          5.55+           2/23/99           6,995
First Tennessee             7,000          5.75            1/22/99           7,000
Bank N.A., Memphis         10,000          5.505+          2/08/99           9,993
Huntington National         5,000          5.515+          1/20/99           4,998
Bank                       25,000          5.515+          1/22/99          24,989
KeyBank N.A.               25,000          5.588+          4/03/98          25,002
                            9,000          5.76+           5/06/98           8,999
                           16,000          5.74+           8/20/98          15,994
                           15,000          5.74+           8/28/98          14,995
LaSalle National Bank,     15,000          5.55            2/08/99          14,974
Chicago                     7,000          5.55            2/22/99           6,988
Northern Trust Co.          5,000          5.95            6/24/98           5,002
PNC Bank N.A.              41,100          5.60+          10/01/98          41,084
                           45,000          5.57+           1/29/99          44,971
SunTrust Bank,             10,000          5.80            7/24/98          10,000
Atlanta
U.S. National Bank          3,000          5.665+          4/14/98           3,000
of Oregon                                                             ------------
Total Bank Notes (Cost -- $367,774)                                        367,774
                                                                      ============

                              Certificates of Deposit -- 2.8%

Chase Manhattan            25,000          6.00            6/16/98          25,014
Bank                       10,000          5.87            7/21/98          10,003
Morgan Guaranty            10,000          5.87            8/06/98          10,004
Trust Company of NY
Nationsbank N.A.            8,000          5.55            2/09/99           7,986
                           14,000          5.55            2/10/99          13,976
                                                                      ------------
Total Certificates of Deposit (Cost -- $66,989)                             66,983
                                                                      ============

                       Certificates of Deposit -- European -- 1.3%

Barclays Bank PLC,         20,000          6.08            6/15/98          20,015
London
Westdeutsche               10,000          5.83            8/03/98          10,002
Landesbank
Girozentrale, London                                                  ------------
Total Certificates of Deposit -- European
(Cost -- $30,001)                                                           30,017
                                                                      ============

                     Certificates of Deposit -- Yankee -- 11.8%

ABN-AMRO Bank              10,000          5.93            6/19/98          10,004
N.V., Chicago              10,000          5.77            7/28/98          10,000
                           10,000          5.85            8/07/98          10,003
Barclays Bank PLC,         10,000          5.94            6/25/98          10,004
NY                         10,000          5.86            8/18/98          10,004
                           10,000          5.715          10/09/98           9,998
                           10,000          5.56            2/25/99           9,985
                            7,000          5.645           3/02/99           6,995
Bayerische                 10,000          5.835           9/29/98          10,006
Hypotheken-und             24,000          5.65            2/26/99          23,984
Wechsel-Bank, NY
Bayerische Landesbank      10,000          5.85            7/10/98          10,002
Girozentrale, NY
Bayerische                 10,000          5.70           10/06/98           9,997
Vereinsbank AG, NY         16,000          5.60            2/02/99          15,980
Canadian Imperial Bank     15,000          5.55            2/10/99          14,975
of Commerce, NY
Deutsche Bank AG, NY       10,000          5.62            2/26/99           9,990
Landesbank                 15,000          5.94            6/19/98          15,006
Hessen Thuringen
Girozentrale, NY
Norddeutsche               10,000          5.525+          2/02/99           9,996
Landesbank
Girozentrale AG, NY
Royal Bank of              10,000          6.05            6/10/98          10,006
Canada, NY                 10,000          5.79            8/20/98          10,001
Swiss Bank Corp., NY       25,000          5.95            7/02/98          25,012
                           10,000          5.90            8/28/98          10,006
Westdeutsche               10,000          5.60+           3/06/98          10,000
Landesbank                 17,000          5.94            6/29/98          17,008
Girozentrale, NY                                                      ------------
Total Certificates of Deposit -- Yankee
(Cost -- $278,922)                                                         278,962
                                                                      ============

                                   Commercial Paper -- 39.4%

Aesop Funding Corp.        10,000          5.49            4/07/98           9,941
Allomon Funding Corp.      10,095          5.53            3/06/98          10,084
                           10,147          5.75            3/17/98          10,119
                           15,217          5.77            3/20/98          15,168
                            5,070          5.48            5/18/98           5,008
American Honda             30,000          5.45            4/16/98          29,779
Finance Corp.               5,000          5.47            4/16/98           4,963
                           15,000          5.56            5/28/98          14,799
Apreco, Inc.               15,000          5.50            3/05/98          14,986
                           25,000          5.48            5/12/98          24,715
BTR Dunlop                 50,000          5.56            4/09/98          49,685
Finance, Inc.
CIT Group Holdings,        15,000          5.55            4/24/98          14,871
Inc. (The)

Chrysler Financial         15,000          5.49            3/03/98          14,991
Corporation
Countrywide Home           25,000          5.73            3/06/98          24,973
Loans, Inc.                20,000          5.54            5/27/98          19,726
Diageo PLC                 20,000          5.48            3/27/98          19,915
Finova Capital Corp.        4,000          5.55            3/24/98           3,985
                           15,000          5.49            4/08/98          14,908
                           25,000          5.49            4/09/98          24,843
                           10,000          5.61            4/29/98           9,906
                           10,000          5.61            4/30/98           9,904
Ford Credit                25,000          5.53            4/07/98          24,850
Europe PLC
Ford Motor Credit          10,000          5.52            4/07/98           9,940
Company
France Telecom             15,000          5.74            3/26/98          14,938
General Electric           25,000          5.50            3/04/98          24,980
Capital Corp.
General Motors             35,000          5.49            3/19/98          34,893
Acceptance Corp.           35,000          5.57            3/20/98          34,888
                           20,000          5.51            4/03/98          19,892
Generale Bank, Inc.        20,000          5.55            4/06/98          19,883
Goldman Sachs              25,000          5.53            5/05/98          24,742
Group, L.P.                10,000          5.62            6/30/98           9,811
Lehman Brothers            20,000          5.80            3/27/98          19,914
Holdings, Inc.             23,500          5.47            5/06/98          23,254
                           25,000          5.50            5/08/98          24,731
                           20,000          5.50            5/12/98          19,772
                           15,000          5.50            5/19/98          14,813
Lexington Parker           15,000          5.73            3/05/98          14,986
Capital Company, LLC       20,000          5.73            3/06/98          19,978
                           20,000          5.74            3/06/98          19,978
                           10,000          5.48            5/20/98           9,874
                            9,000          5.49            5/26/98           8,878
                           10,000          5.49            5/27/98           9,863
Mont Blanc                 15,000          5.49            4/24/98          14,871
Capital Corp.
Morgan Stanley, Dean       25,000          5.73            3/13/98          24,946
Witter, Discover & Co.     15,000          5.75            3/17/98          14,959
Old Line Funding Corp.     10,000          5.51            4/02/98           9,948
Preferred Receivables      18,000          5.48            3/11/98          17,967
Funding Corp.
RTZ America, Inc.          13,000          5.55            3/25/98          12,948
Republic Industries        17,000          5.51            4/13/98          16,883
Funding Corp.
Rio Tinto Finance PLC       5,000          5.75            3/03/98           4,997
Salomon, Smith             25,000          5.47            5/07/98          24,735
Barney Holdings, Inc.
Scripps (E.W.)             25,000          5.73            3/10/98          24,958
Company (The)
Twin Towers Inc.            3,752          5.75            3/02/98           3,750
Windmill                    6,481          5.48            5/22/98           6,397
Funding Corp.                                                         ------------
Total Commercial Paper (Cost -- $929,487)                                  929,486
                                                                      ============

                                   Corporate Notes -- 11.4%
Abbey National             10,000          5.93            3/25/98          10,003
Treasury Services PLC      25,000          5.65+           4/15/98          24,998
                           15,000          5.74+           6/09/98          14,997
Associates Corp. of         5,700          6.25            3/15/99           5,730
North America
Bank of Scotland            4,000          5.95            6/18/98           4,001
Treasury Services PLC
CIT Group Holdings,         4,500          5.58+           8/17/98           4,498
Inc. (The)                 11,000          5.59+           9/30/98          10,994
                           10,000          5.64+           1/12/99           9,996
Chase Manhattan Auto        4,000          5.549           3/12/99           3,999
Owner Trust 1998-A
Credit Suisse First         8,000          5.75+           4/14/98           8,000
Boston Inc.
First Bank System Inc.     14,000          5.757+         10/21/98          14,016
Ford Credit Auto           10,000          5.545           2/16/99           9,997
Owner Trust 1998-A
General Motors              7,000          5.702+          2/27/01           6,986
Acceptance Corp.
Goldman Sachs              20,000          5.625+          3/26/99          19,998
Group, L.P.
IBM Credit Corp.           10,000          5.93            3/18/98          10,002
                           10,000          5.868           8/13/98          10,005
LABS Trust (Series         16,935          5.625+         12/28/98          16,935
1996-4), Senior Notes
LABS Trust (Series         11,047          5.625+         10/21/98          11,047
1997-6), Senior Notes
LINCS (Series 1997-4)      15,000          5.615+          9/18/98          15,000
LINCS (Series 1997-5)      14,500          5.615+         11/18/98          14,500
LINCS (Series 1998-2)      10,000          5.615+          2/12/99          10,000
Morgan (J.P.) &            20,000          5.58+           2/24/99          19,992
Company, Inc.
Morgan Stanley, Dean        4,300          5.544+          1/15/99           4,297
Witter, Discover & Co.
Premier Auto Trust          2,189          5.649           6/08/98           2,189
1997-3, Class A-1
Premier Auto Trust          6,900          5.545          11/06/98           6,900
1998-1, Class A-1                                                     ------------
Total Corporate Notes (Cost -- $269,095)                                   269,080
                                                                      ============

                   Master Notes & Funding Agreements -- 2.7%
Goldman Sachs              40,000          5.625+          4/28/98          40,000
Group, L.P.
Jackson National Life      25,000          5.655+          5/01/98          25,000
Insurance Co.                                                         ------------
Total Master Notes & Funding Agreements
(Cost -- $65,000)                                                           65,000
                                                                      ============

                      US Government & Agency Obligations --
                           Non-Discount Notes -- 15.3%

Federal Home Loan          21,000          5.749+         10/20/98          20,996
Banks                       3,900          6.355           6/11/99           3,907
                            5,000          5.99            8/11/99           5,004
                            5,000          5.67            1/20/00           4,981
                            7,000          5.855           1/20/00           6,988
                            5,000          5.77            1/27/00           4,986
                            5,000          5.75            3/16/00           4,984
                            5,000          5.865           3/17/00           4,991

Federal Home Loan          20,000          5.57+           4/20/98          19,998
Mortgage Corp.              4,000          6.36            5/20/99           4,006
Federal National           16,000          5.57+           3/26/98          15,999
Mortgage Association       21,000          5.479+          3/27/98          20,999
                           25,000          5.519+          4/24/98          24,999
                           10,000          5.68            7/31/98          10,001
                           20,000          5.744+         10/20/98          19,994
                           25,000          5.669+          1/21/99          24,989
                            5,000          5.40            2/02/99           4,990
                           10,000          5.38            2/12/99           9,977
                           25,000          5.603+          3/03/99          24,989
Federal National           17,000          5.67+           3/03/99          16,994
Mortgage Association        4,000          6.375           5/21/99           4,006
                            2,800          5.88            8/10/99           2,800
Student Loan               13,000          5.714+         10/06/98          12,995
Marketing Association      10,000          5.714+         11/25/98           9,998
                           20,000          5.679+          1/12/00          19,993
                            3,000          5.81            1/27/00           2,992
                           15,000          5.704+          2/02/00          14,993
                           13,600          5.724+          2/04/00          13,593
US Treasury Notes          10,000          5.25            7/31/98           9,994
                           15,000          6.375           1/15/99          15,102
                                                                      ------------
Total US Government & Agency Obligations --
Non-Discount Notes (Cost -- $361,269)                                      361,238
                                                                      ============


                        Repurchase Agreements** -- 2.1%

Face Amount                     Issue
$49,777           Fuji Securities, Inc., purchased on
                  2/27/1998 to yield 5.68% to 3/02/1998                     49,777
                                                                      ------------
Total Repurchase Agreements
(Cost -- $49,777)                                                           49,777
                                                                      ============

Total Investments (Cost -- $2,418,314) -- 102.4%                         2,418,317
Liabilities in Excess of Other Assets -- (2.4%)                            (57,635)
                                                                      ------------
Net Assets -- 100.0%                                                    $2,360,682
                                                                      ============

 * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at February 28, 1998.
** Repurchase Agreements are fully collateralized by US Government Obligations.
 + Variable Rate Notes.

   See Notes to Financial Statements.






CBA Money Fund
Statement of Assets and Liabilites as of February 28, 1998


Assets:
Investments, at value (identified cost -- $2,418,313,756*) (Note 1a)                                          $2,418,317,259
Cash                                                                                                                  25,808
Interest receivable                                                                                               17,047,439
Prepaid registration fees and other assets (Note 1e)                                                               1,153,288
                                                                                                             ---------------
Total assets                                                                                                   2,436,543,794
                                                                                                             ---------------
Liabilities:
Payables:
Securities purchased                                                                       $73,767,372
Investment adviser (Note 2)                                                                    675,740
Distributor (Note 2)                                                                           649,177            75,092,289
                                                                                       ---------------
Accrued expenses and other liabilities                                                                               769,413
                                                                                                             ---------------
Total liabilities                                                                                                 75,861,702
                                                                                                             ---------------
Net Assets                                                                                                    $2,360,682,092
                                                                                                             ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                            $236,067,859
Paid-in capital in excess of par                                                                               2,124,610,730
Unrealized appreciation on investments -- net                                                                          3,503
                                                                                                             ---------------
Net Assets -- Equivalent to $1.00 per share based on 2,360,678,589 shares of beneficial
interest outstanding                                                                                          $2,360,682,092
                                                                                                             ===============

* The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was
  $2,418,313,756. As of February 28, 1998, net unrealized appreciation for Federal income tax purposes amounted to $3,503, of which $263,092 related to appreciated securities and $259,589 related to depreciated securities.

  See Notes to Financial Statements.






CBA Money Fund
Statement of Operations for the Year Ended February 28, 1998

Investment Income (Note 1d):
Interest and amortization of premium and discount earned                                                        $127,482,737

Expenses:
Investment advisory fees (Note 2)                                                           $9,293,428
Transfer agent fees (Note 2)                                                                 3,805,534
Distribution fees (Note 2)                                                                   2,744,110
Registration fees (Note 1e)                                                                    389,490
Accounting services (Note 2)                                                                   158,610
Custodian fees                                                                                 115,122
Printing and shareholder reports                                                                89,587
Professional fees                                                                               63,258
Trustees' fees and expenses                                                                     36,134
Other                                                                                           26,698
                                                                                          ------------
Total expenses before reimbursement                                                         16,721,971
Reimbursement of expenses (Note 2)                                                            (898,221)
                                                                                          ------------
Total expenses after reimbursement                                                                                15,823,750
                                                                                                                ------------

Investment Income -- Net                                                                                         111,658,987
Realized Gain on Investments -- Net (Note 1d)                                                                        227,994
Change in Unrealized Appreciation/Depreciation on Investments -- Net                                                  37,859
                                                                                                                ------------
Net Increase in Net Assets Resulting from Operations                                                            $111,924,840
                                                                                                                ============

See Notes to Financial Statements.






CBA Money Fund                                                                              For the Year Ended
Statements of Changes in Net Assets                                                             February 28,
                                                                                           1998              1997

Increase (Decrease) in Net Assets:
Operations:
Investment income -- net                                                              $111,658,987        $98,710,245
Realized gain on investments -- net                                                        227,994             46,265
Change in unrealized appreciation/depreciation on investments -- net                        37,859            (81,776)
                                                                                   ---------------    ---------------
Net increase in net assets resulting from operations                                   111,924,840         98,674,734
                                                                                   ---------------    ---------------

Dividends & Distributions to Shareholders (Note 1f):
Investment income -- net                                                              (111,658,987)       (98,710,245)
Realized gain on investments -- net                                                       (227,994)           (46,265)
                                                                                   ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions to
shareholders                                                                          (111,886,981)       (98,756,510)
                                                                                   ---------------    ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                     6,033,580,870      5,723,246,368
Net asset value of shares issued to shareholders in reinvestment of dividends and
distributions (Note 1f)                                                                111,675,227         98,549,542
                                                                                   ---------------    ---------------
                                                                                     6,145,256,097      5,821,795,910
Cost of shares redeemed                                                             (6,021,271,868)    (5,573,053,954)
                                                                                   ---------------    ---------------
Net increase in net assets derived from beneficial interest transactions               123,984,229        248,741,956
                                                                                   ---------------    ---------------

Net Assets:
Total increase in net assets                                                           124,022,088        248,660,180
Beginning of year                                                                    2,236,660,004      1,987,999,824
                                                                                   ---------------    ---------------
End of year                                                                         $2,360,682,092     $2,236,660,004
                                                                                   ===============    ===============

See Notes to Financial Statements.






CBA Money Fund
Financial Highlights

The following per share data and ratios have been derived          For the                For the              For the
from information provided in the financial statements.           Year Ended             Year Ended           Year Ended
                                                                 February 28,           February 29,         February 28,
                                                            1998             1997          1996          1995            1994
Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:
Net asset value, beginning of year                          $1.00           $1.00          $1.00        $1.00           $1.00
                                                       ----------      ----------     ----------   ----------      ----------
Investment income -- net                                    .0497           .0475          .0524        .0396           .0260
Realized and unrealized gain (loss) on investments
-- net                                                      .0001              --*         .0001        .0005          (.0004)
                                                       ----------      ----------     ----------   ----------      ----------
Total from investment operations                            .0498           .0475          .0525        .0401           .0256
                                                       ----------      ----------     ----------   ----------      ----------
Less dividends and distributions:
Investment income -- net                                   (.0497)         (.0475)        (.0524)      (.0396)         (.0260)
Realized gain on investments -- net                        (.0001)             --*        (.0001)          --*         (.0004)
                                                       ----------      ----------     ----------   ----------      ----------
Total dividends and distributions                          (.0498)         (.0475)        (.0525)      (.0396)         (.0264)
                                                       ----------      ----------     ----------   ----------      ----------
Net asset value, end of year                                $1.00           $1.00          $1.00        $1.00           $1.00
                                                       ==========      ==========     ==========   ==========      ==========
Total Investment Return                                      5.10%           4.87%          5.39%        4.04%           2.67%
                                                       ==========      ==========     ==========   ==========      ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                .70%            .69%           .75%         .77%            .71%
                                                       ==========      ==========     ==========   ==========      ==========
Expenses                                                      .74%            .73%           .79%         .81%            .75%
                                                       ==========      ==========     ==========   ==========      ==========
Investment income and realized gain on
investments -- net                                           4.98%           4.71%          5.22%        3.98%           2.62%
                                                       ==========      ==========     ==========   ==========      ==========
Supplemental Data:
Net assets, end of year (in thousands)                 $2,360,682      $2,236,660     $1,988,000   $1,406,315      $1,287,456
                                                       ==========      ==========     ==========   ==========      ==========

* Amount is less than $.0001 per share.

  See Notes to Financial Statements.




CBA Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CBA Money Fund (the "Fund") is a money fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities with remaining maturities of greater than sixty days, for which market quotations are readily available, will be valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Other securities held by the Fund will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the first $500 million of average daily net assets, 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion. During the year ended February 28, 1998, FAM earned $9,293,428, of which $898,221 was voluntarily waived.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund attributable to subscribers to the respective Capital Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Beneficial Interest Transactions:
The number of shares purchased and redeemed during the year corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



CBA Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders, CBA Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CBA Money Fund as of February 28, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CBA Money Fund as of February 28, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
April 2, 1998



CBA Money Fund
Important Tax Information (unaudited)

None of the ordinary income distributions paid daily by CBA Money Fund during the year ended February 28, 1998 qualify for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gain distribution of $.0000362 per share to shareholders of record on April 18, 1997. All of this long-term capital gain distribution is subject to the 28% tax rate.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

   For the                        Percentage of
Quarter Ended                 Federal Obligations+

May 31, 1997                         2.14%
August 31, 1997                     10.05
November 30, 1997                    7.26
February 28, 1998                    6.42

Of the Fund's ordinary income dividends paid during the year ended February 28, 1998, 10.86% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.

Please retain this information for your records.

+ For purposes of this calculation, Federal obligations include US
  Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.